                                 Exhibit 10.104





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                       3/31/03 AMENDMENT TO SENIOR SECURED
                                CREDIT AGREEMENT
                           dated as of March 31, 2003
                                  by and among

                         AMERICAN BUSINESS CREDIT, INC.
                             and certain affiliates

                                       and

                              JPMORGAN CHASE BANK,
                            as Agent and as a Lender,

                                       and

                       the other Lender(s) parties hereto

                          amending (for the third time)
                    the 3/02 Senior Secured Credit Agreement
                 dated as of March 15, 2002, as supplemented by
                    the 10/02 Letter of Credit Supplement to
               Senior Secured Credit Agreement, and as previously
             amended by the 12/02 Amendment and the 3/03 Amendment,
                             all among such parties


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                                TABLE OF CONTENTS


 1.  DEFINITIONS...............................................................2

 7.  COLLATERAL................................................................3

 8.  CONDITIONS PRECEDENT......................................................3

 9.  REPRESENTATIONS...........................................................3

10.  AFFIRMATIVE COVENANTS.....................................................3

11.  NEGATIVE COVENANTS........................................................4

12.  DEFAULTS AND REMEDIES.....................................................5

16.  MISCELLANEOUS.............................................................6



                                       i

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                             INDEX OF DEFINED TERMS


3/02 Credit Agreement..........................................................1
3/31/03 Amendment..............................................................1
3/31/03 Amendment Effective Date...............................................2
ABC............................................................................1
ABFRS2002......................................................................1
ABMS...........................................................................1
Acceleration Date..............................................................3
Agent..........................................................................1
Agreement......................................................................1
Amended Credit Agreement.......................................................1
Chase..........................................................................1
Companies......................................................................1
Company........................................................................1
Current Credit Agreement.......................................................1
HAC............................................................................1
Lease..........................................................................2
Maturity Date..................................................................3
Parent.........................................................................1
Serviced Leases................................................................2
Servicing Agreement............................................................2
Total Delinquency Rate.........................................................2
TRC............................................................................1


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


                              3/31/03 AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT



                                    Preamble

         This 3/31/03 Amendment to the Senior Secured Credit Agreement dated as of March 31, 2003 (the "3/31/03 Amendment") amending the 3/02 Amended and Restated Senior Secured Credit Agreement dated March 15, 2002 (the "3/02 Credit Agreement", as supplemented by the 10/02 Supplement, as amended by the 12/02 Amendment and the 3/03 Amendment, as amended hereby and as it may be further supplemented, further amended or restated from time to time, the "Current Credit Agreement" or, within itself, this "Agreement"), among:

         AMERICAN BUSINESS CREDIT, INC. ("ABC"), a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC. ("HAC"), a Pennsylvania corporation doing business under the assumed or fictitious name Upland Mortgage, and AMERICAN BUSINESS MORTGAGE SERVICES ("ABMS"), a New Jersey corporation formerly named New Jersey Mortgage & Investment Corp., Inc., TIGER RELOCATION COMPANY ("TRC"), a Pennsylvania corporation formerly named ABC Holdings Corporation, and ABFS Residual 2002, Inc. ("ABFSR2002"), each with its principal office at BalaPointe Office Centre, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, Pennsylvania 19004 (ABC, HAC, ABMS, TRC, and ABFSR2002 are herein collectively the "Companies" and are sometimes individually referred to as a "Company");

         AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Parent"), a Delaware corporation and owner of all of the capital stock of ABFSR2002, and all of the capital stock of ABC which owns all of the capital stock of each of the other Companies;

         JPMORGAN CHASE BANK ("Chase"), a New York banking corporation, acting herein as a Lender and as agent and representative of the Lenders and Eligible Assignees (in that capacity, Chase is called the "Agent"); and

         such other Lender(s) as may from time to time be party to the Current Credit Agreement;

         recites and provides as follows:


                                    Recitals

         The parties wish to amend the 3/02 Credit Agreement, as supplemented by the 10/02 Supplement and amended by the 12/02 Amendment and the 3/03 Amendment (as so supplemented and amended, the "Amended Credit Agreement") to extend the maturity of the facility to December 22, 2003 and to revise and expand its covenants and its defaults and remedies provisions.

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         All capitalized terms defined in the Amended Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

         The Sections of this 3/31/03 Amendment are numbered to correspond with the numbers of the Sections of the 3/02 Credit Agreement and are consequently nonsequential.


                                   Agreements

         In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each party hereby acknowledges, the parties hereby agree as follows:

                                 1. DEFINITIONS

         1.2 Definitions of General Application. This Section is hereby amended as follows:

A. The following definitions are hereby added to Section 1.2, in alphabetical order:

                  "3/31/03 Amendment" means the 3/31/03 Amendment to Senior Secured Credit Agreement dated as of March 31, 2003.

                  "3/31/03 Amendment Effective Date" is defined in the 3/31/03 Amendment (to mean March 31, 2003.)

                  "Lease" means an equipment lease agreement between a lessor and a lessee for a commercial purpose only, whether or not a true lease.

                  "Serviced Leases" means all Leases serviced or required to be serviced by a Company under any Servicing Agreement, irrespective of whether the actual servicing is done by another Person (a subservicer) retained by the Company for that purpose.

                  "Total Delinquency Rate" means (x) the total delinquencies (Mortgage Loans and Leases with at least one payment past due for thirty (30) days or more, excluding REO) in the Companies' total (managed and owned) portfolio of Serviced Loans and Serviced Leases, expressed as a percentage of (y) the aggregate amount of such total portfolio.

B. The definition of "Servicing Agreement set forth in Section 1.2 is hereby amended in its entirety to henceforth read as follows:

                  "Servicing Agreement" means, with respect to any Person, the arrangement--whether or not in writing--pursuant to which that Person acts as servicer of Mortgage Loans or Leases, whether owned by that Person or by others.

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C. The definition of "Maturity Date" set forth in Section 1.2 (as amended) is hereby reamended in its entirety to henceforth read as follows:

                  "Maturity Date" means December 22, 2003, or the earlier date (the "Acceleration Date"), if any, to which maturity of the Senior Credit Notes is accelerated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

                                  7. COLLATERAL

         7.1 Grant of Security Interest. The provisions of Section 7 of the 3/02 Credit Agreement are not amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Companies hereby GRANTS to the Agent, as agent and representative of the Lenders, a first priority security interest in all of such Company's present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted in the 3/02 Credit Agreement, the 12/02 Amendment and the 3/03 Amendment, and the security interest in the Collateral granted in the Security Agreement-Class R Certificate, as amended, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent as agent and representative of the Lenders, including Chase.

                             8. CONDITIONS PRECEDENT

         Section 8 of the 3/02 Credit Agreement is hereby amended by adding the following new Section 8.6:

                  8.6 Each Advance on or after the 3/31/03 Amendment Effective Date. The obligations of the Lenders to fund their respective Funding Shares of each Advance requested on or after the 3/31/03 Amendment Effective Date are also subject to the condition precedent that the Agent shall have received the following, all of which must be satisfactory in form and content to the Agent in its sole discretion:

                           (a) The 3/31/03 Amendment duly executed by all parties; and

                           (b) such other documents, if any, as shall be specified by the Agent.

                               9. REPRESENTATIONS

         The Companies and the Parent hereby republish all of their representations and warranties made in the 3/02 Credit Agreement.

                            10. AFFIRMATIVE COVENANTS

         Section 10.2(b) of the 3/02 Credit Agreement is hereby amended to read as follows:

               (b)As soon as available and in any event within sixty (60) days after the close of each of the first three (3) fiscal quarters in each of its fiscal years, statements of income, statements of cash flow, and statements of changes in its stockholders' equity and cash flows of the Parent and its Subsidiaries on a consolidating and consolidated basis for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as at the end of such fiscal quarter, all in reasonable detail, with all notes and certified by its chief financial officer that, to the best of his or her knowledge, such financial statements were prepared in accordance with GAAP and present fairly the financial condition and the results of operations and cash flows for the period covered, subject, however, to year-end audit adjustments and the omission of footnotes.

         New Sections 10.4(l) and 10.4(m) reading, respectively, as follows are hereby added to the end of Section 10.4:

                  (l) Monthly, a repurchase activity report detailing activity related to Repurchased Defaulted Mortgage Loans, in a form acceptable to the Agent.

                  (m) Monthly, a residual interest summary report listing, by securitization trust, the cash flows from the Companies' residual interests in Mortgage Loan pools that have been securitized, in a form acceptable to the Agent.

                             11. NEGATIVE COVENANTS

         Sections 11.4, 11.5, 11.7, 11.8, and 11.10 of the 3/02 Credit Agreement are hereby amended to read as follows:

                  11.4. The Parent's Debt to Adjusted Net Worth Ratio. The Parent will not permit the ratio of Debt (excluding nonrecourse Debt whether under repurchase agreements or otherwise) to the sum of (x) GAAP Net Worth plus (y) that portion of Subordinated Debt not due before the Maturity Date, of the Parent and its Subsidiaries, on a consolidated basis, to exceed 4.00:1.00 as at the end of any of the Company's fiscal quarters or fiscal years.

                  11.5. The Parent's Minimum Liquidity. The Parent will at all times maintain at least Thirty-five Million Dollars ($35,000,000) in
         (x) unrestricted cash and Cash Equivalents that is owned and held free and clear of Liens other than bankers' liens or setoff rights against cash on deposit with the Agent or another depositary institution and the Agent's or another warehouse lender's Lien and (y) Eligible Single-family Collateral owned by the Parent or one of the Companies and that is either unpledged or, if Pledged to the Agent or pledged to another warehouse lender (or that has been delivered to a warehousing repurchase agreement counterparty) against which no borrowing is outstanding (or that has not been purchased by such repurchase agreement counterparty).

                  11.7. The Parent's Minimum Adjusted Tangible Net Worth. As of the end of any fiscal quarter, permit the Adjusted Tangible Net Worth of the Parent (on a consolidated basis with its Subsidiaries) to be less than Three Hundred Million Dollars ($300,000,000).

                  11.8. The Parent's Minimum Subordinated Debt and Limit on Current Subordinated Debt. The Parent will maintain Subordinated Debt of at least Five Hundred Million Dollars ($500,000,000) at all times, but the Parent will not on any day permit Subordinated Debt principal that will become due (whether as scheduled installment payments, calls, mandatory prepayments, as a result of acceleration or by any other means or for any other reason) within one (1) year of that day to exceed sixty-five percent (65%) of the aggregate principal amount of all of the Parent's Subordinated Debt on that day.

                  11.10. The Parent's Minimum GAAP Net Worth. As of the end of any fiscal quarter, permit the GAAP Net Worth of the Parent (on a consolidated basis with its Subsidiaries) to be less than Sixty-five Million Dollars ($65,000,000).

         Section 11.12, as added by the 12/02 Amendment (the numbering of the new Section added to Section 11 by the 12/02 Amendment is hereby corrected to be
11.12 instead of 11.11 as stated in the 12/02 Amendment) is hereby amended to read as follows:

                  11 .12. Repurchased Mortgage Loans Limitation. The Companies will not own on any day Repurchased Defaulted Mortgage Loans (including both those Pledged to the Agent and those not Pledged to the Agent) having aggregate outstanding principal balances of more than one and one-half percent (1.5%) of the sum of the aggregate outstanding principal balances of the Companies' managed and owned portfolio of Serviced Loans and Serviced Leases.

         New Sections 11.13 and 11.14 reading, respectively, as follows are hereby added to the end of Section 11:

                  11.13. Total Delinquency Rate Limitation. The Companies will not permit the Total Delinquency Rate as of the end of any calendar quarter to exceed nine and three-fourths percent (9.75%).

                  11.14. Minimum Cash Flows from Securitization Trusts. The Parent and the Companies will not permit the actual aggregate cash flows received in any calendar quarter from all of the Parent's and the Companies' residual interests in Mortgage Loan pools that have been securitized (described in the Parent's SEC Form 10-K as the excess or residual cash flows and cash flows from overcollateralization received by the Companies as holders of interest-only strips) to be less than the sum of (x) the average of the cash flows from all such residual interests for the immediately preceding four (4) quarters plus (y) $1.

                            12. DEFAULTS AND REMEDIES

         Section 12 of the 3/02 Credit Agreement is hereby amended by adding the following new Section 1.1(p) to the end of such Section:

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                  (p) Any occurrence or event (a "trigger event") occurs under the relevant Pooling and Servicing Agreement after which the cash flow to the Parent or any Company (whichever is the owner of such residual interest) from any residual interest in Mortgage Loan pools that have been securitized is interrupted, and such trigger event remains uncured for ninety (90) days.

                                16. MISCELLANEOUS

         The parties hereby ratify and confirm the Current Credit Agreement (being the 3/02 Credit Agreement, as supplemented by the 10/02 Supplement, as amended by the 12/02 Amendment and the 3/03 Amendment and as amended hereby). The Parent hereby ratifies the Guaranty and confirms that (i) the Guaranty is and remains in full force and effect and (ii) the Parent, as primary obligor and not as a surety, unconditionally guarantees to the Lenders and the Agent the full, prompt and punctual payment of the Loan when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the terms and provisions of the Current Credit Agreement, the Notes and the other Credit Papers, and that such guaranty obligation is not and shall not be impaired, diminished or otherwise affected in any way adverse to the Agent or the Lenders by this Amendment or any act or transaction contemplated hereby, and the Parent hereby irrevocably consents to this Amendment.

         16.10    Notice Pursuant to Tex. Bus. & Comm. Codess.26.02. This
Section is hereby amended to read as follows:

         THE 3/02 CREDIT AGREEMENT, AS SUPPLEMENTED BY THE 10/02 SUPPLEMENT, AS AMENDED BY THE 12/02 AMENDMENT AND THE 3/03 AMENDMENT AND AS AMENDED HEREBY, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


               (The remainder of this page is blank; unnumbered counterpart signature pages follow.)








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


         EXECUTED as of March 31, 2003.

By the Companies:              AMERICAN BUSINESS CREDIT, INC.

                               By: Beverly Santilli
                                   --------------------------------------
                               Name:    Beverly Santilli
                               Title:   President

                               HOMEAMERICAN CREDIT, INC., doing business as UPLAND MORTGAGE

                               By: Jeffrey M. Ruben
                                   --------------------------------------
                               Name:    Jeffrey M. Ruben
                               Title:   EVP

                               AMERICAN BUSINESS MORTGAGE SERVICES, INC.

                               By: Jeffrey M. Ruben
                                   --------------------------------------
                               Name:    Jeffrey M. Ruben
                               Title:   EVP

                               TIGER RELOCATION COMPANY

                               By: Jeffrey M. Ruben
                                   --------------------------------------
                               Name:    Jeffrey R. Ruben
                               Title:   EVP

                               ABFS RESIDUAL 2002, INC.

                               By: Jeffrey M. Ruben
                                   --------------------------------------
                               Name:    Jeffrey M. Ruben
                               Title:   EVP

By the Parent/Guarantor:       AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                               By: Jeffrey M. Ruben
                                   --------------------------------------
                               Name:    Jeffrey M. Ruben
                               Title:   EVP

By the Agent and a Lender:     JPMORGAN CHASE BANK, as the Agent and as a Lender

                               By: Michael W. Nicholson
                                   --------------------------------------
                               Name:    Michael W. Nicholson
                               Title:   Senior Vice President

  Unnumbered counterpart signature page to 3/31/03 Amendment to Senior Secured Credit Agreement among American Business Credit Inc. and certain affiliates and
                 JPMorgan Chase Bank, as Agent and as a Lender.